Exhibit 32.2
Certification of the Chief Financial Officer
Pursuant to Rule 18 U.S.C. Section 1350
In connection with the Quarterly Report on Form 10-Q of SkyWater Technology, Inc. (the “Company”) for the period ended March 29, 2026, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Steve Manko, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2026	/s/ Steve Manko
Steve Manko
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)